UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Empire Petroleum Corporation

(Name of Registrant As Specified In Charter)

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EMPIRE PETROLEUM CORPORATION

2200 S. Utica Place, Suite 150

Tulsa, OK 74114

information statement

pursuant to section 14(c)

of the Securities Exchange Act of 1934

and rule 14c-2 thereunder

no vote or other action of the Company’s Stockholders is required in connection with this information statement we are not asking you for a proxy and
you are requested not to send us a proxy

We are sending you this Information Statement to inform you of the approval, upon recommendation by the Board of Directors (the “Board”) of Empire Petroleum Corporation (the “Company,” “we,” “us, “our”), of resolutions described below by written consent on August 31, 2021 (the “Written Consent”) by Phil Mulacek, Energy Evolution (Master Fund), Ltd., Puckett Land Company, the officers and directors of the Company and certain other stockholders of the Company (together, the “Consenting Stockholders”), who hold in the aggregate 33,487,433 shares of our common stock (the “Common Stock”), representing approximately 53% of our total issued and outstanding shares of Common Stock. These resolutions approved an amendment and restatement of our Certificate of Incorporation (as amended to date, the “Certificate”) to (a) implement a one for four reverse stock split such that every holder of the Common Stock shall receive one share of Common Stock for every four shares of Common Stock held (the “Reverse Split”), (b) authorize the issuance of blank check preferred stock (the “Preferred Stock”) by the Board within certain limitations, (c) remove the requirement in the Certificate that only the shareholders may adopt a bylaw that adjusts the number of directors, to permit the Board itself to adjust the number of directors within the requirements of the amended and restated Certificate, and (d) implement supermajority shareholder approval requirements for certain corporate actions. These resolutions also approved and adopted an equity compensation plan entitled the Empire Petroleum Corporation 2021 Stock and Incentive Compensation Plan (the “2021 Incentive Plan”). The 2021 Incentive Plan is an omnibus equity compensation plan that permits the issuance of various types of equity-based compensation to employees, directors and consultants of the Company. The Board will administer the 2021 Incentive Plan and have broad discretion to establish the terms of awards, including the size, term, exercise price (if applicable) and applicable vesting conditions.

As partial consideration for a recent strategic investment in the Company by Energy Evolution (Master Fund), Ltd. (the “Fund”), the Board added one designee of the Fund to the Board to increase the Board from three to four directors. Approval of the Amendment and Restatement has authorized certain additional actions the Board intends to take in connection with the strategic investment, including (i) increasing the number of directors from the current four (4) directors to six (6), and (ii) permitting a designee of the Fund to select three of the directors, one of whom would have a casting vote in case of ties. To implement this structure, the Board intends to issue six (6) shares of Preferred Stock (the “Series A Voting Preferred”) with the exclusive right to vote for election of three Directors (the “Series A Directors”), and to issue the Series A Voting Preferred to Mr. Phil Mulacek, one of the principals of the Fund, as the Fund’s designee (the “Initial Holder”). The Series A Voting Preferred may be transferred only to certain controlled affiliates of the Initial Holder (“Permitted Transferees”), and the voting rights of the Series A Voting Preferred are contingent upon the Initial Holder and Permitted Transferees (collectively, the “Series A Holders”) holding together a minimum number of shares of Common Stock.

Issuance of the Series A Preferred will transfer effective control of the Board to the Series A Holders for so long as the voting rights of the Series A Voting Preferred remain in effect. As discussed further below, the Board believes that the strategic investment by the Fund and related change in control of the Board are in the best interests of its shareholders. Nevertheless, in order to avoid any actual or potential conflicts of interest in the approval of the amendment and restatement of the Certificate by the shareholders of the Company and the issuance of the Series A Preferred by the Board, (a) the current director appointed by the Fund did not participate in the Board’s approval of the amendment and restatement of the Certificate and will not participate in the Board’s authorization of issuance of the Series A Preferred to the Initial Holder, and (b) a majority of the Common Stock holders of the Company other than (i) the Fund, (ii) those who are intended to be Series A Holders (including the Initial Holder) and (iii) certain related parties (the “Consenting Unaffiliated Stockholders”) have separately consented to the amendment and restatement of the Certificate and to issue of the Series A Preferred by the Board as discussed herein.

Under applicable federal securities laws, although the holders of a majority of our Common Stock have approved the amendment and restatement of the Certificate described above, the Reverse Split, the authorization of the Preferred Stock (which will permit issuance of the Series A Preferred), and other amended provisions are not effective, and we may not file an amendment to the Certificate, until at least 20 calendar days after the mailing of this Information Statement. We expect to mail this Information Statement on or about September 11, 2021. The Board is not soliciting your proxy in connection with the adoption of the amendment and restatement of the Certificate or the approval of the 2021 Incentive Plan and is not requesting proxies from stockholders.

This Information Statement constitutes notice to stockholders of record on August 19, 2021 (the “Record Date”) of action taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law (the “DGCL”). We will not undertake any additional action with respect to the receipt of written consents. The DGCL does not provide any appraisal rights to our stockholders as a result of the adoption of the amendment and restatement of the Certificate or the approval and adoption of the 2021 Incentive Plan.

We will pay all expenses in connection with the distribution of this Information Statement, including the costs of printing and mailing.

Our principal executive offices are located at 2200 S. Utica Place, Suite 150, Tulsa, OK 74114. Our telephone number is (539) 444-8002.

Notice dated September , 2021

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of our Common Stock to notify the stockholders of the Company of certain actions taken by written consent.

Amended and Restated CERTIFICATE OF INCORPORATION

On August 27, 2021, the Board approved and recommended an amendment and restatement (the “Amendment and Restatement”) of the Certificate to (a) implement a one for four reverse stock split such that every holder of the Common Stock shall receive one share of Common Stock for every four shares of Common Stock held, (b) authorize 10,000,000 shares of blank check preferred stock, (c) remove the requirement in the Certificate that only the shareholders may adopt a bylaw that adjusts the number of directors, to permit the Board itself to adjust the number of directors within the requirements of the amended Certificate, and (d) implement supermajority shareholder approval requirements for certain corporate actions. On August 31, 2021, the Consenting Stockholders approved the Amendment and Restatement by written consent. In addition, the Consenting Unaffiliated Stockholders provided their separate consent to the Amendment and Restatement and issuance of the Series A Preferred as described herein.

A copy of the Amendment and Restatement is attached to this Information Statement as Appendix A (subject to any changes required by applicable law).

Reverse Split

Reasons for Reverse Split

The Board believes that the low market price of our Common Stock impairs our marketability and acceptance by institutional investors and other members of the investing public, and creates a negative impression of our company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our Common Stock but also the trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through equity and debt financings.

We expect that the decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Split, and the anticipated increase in the per share trading price will encourage greater interest in our Common Stock among members of the financial community and the investing public, and possibly create a more liquid market for our stockholders. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares outstanding if the Reverse Split is affected, particularly if the trading price per share of our Common Stock begins a declining trend after the Reverse Split takes effect.

Effects of Reverse Split on our Common Stock

As a result of the Reverse Split, each share of Common Stock outstanding at the effective time of the Reverse Split, will, without any action on the part of the holder thereof, become one-fourth of a share of Common Stock. The Reverse Split will not affect the listing of our Common Stock on the OTC Markets. Following the Reverse Split, our Common Stock will continue to be listed on the OTC Markets under the symbol “EMPR,” although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the outstanding shares of our Common Stock after the Reverse Split. The number of stockholders of record will not be affected by the Reverse Split (except to the extent any are cashed out as a result of holding fractional shares). The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Split.

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Stockholders have no right under Delaware law or the Certificate, to dissent from the Reverse Split.

Effects of Reverse Split on Outstanding Convertible Securities

The number of shares of Common Stock subject to outstanding convertible securities issued by us will be reduced by the same ratio as the reduction in the outstanding shares of Common Stock resulting from the Reverse Split and the exercise price will be increased by the same ratio.

Effectiveness of the Reverse Split

The Reverse Split will become effective on September , 2021, the date of filing of the amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Reverse Split ratio of one-for-four.

Effect on Legal Ability to Pay Dividends

The Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Split will have any effect with respect to future distributions, if any, to our stockholders.

Treatment of Fractional Shares

No fractional shares will be issued if, as a result the Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split will be rounded down and entitled to receive a cash payment equal to the fractional share multiplied by the average of the closing bid prices as reported by the OTC Bulletin Board for Common Stock on the five trading days prior to the effective date.

Accounting Consequences of Reverse Split – Reduction in Stated Capital

The par value of our Common Stock remains unchanged at $0.001 per share after the Reverse Split. However, the stated capital on our balance sheet attributable to our Common Stock would be adjusted downward in proportion to the Reverse Split. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding Common Stock, shall be credited with the amount by which stated capital is reduced. Our total stockholders’ equity, in the aggregate, will remain unchanged. Additionally, net income (loss) per share would increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding.

Book-Entry Shares

Stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as record or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Split.

Effect on the Incentive Plans

The Empire Petroleum Corporation 2019 Stock Option Plan (the “2019 Incentive Plan”) provides for adjustment to the shares outstanding and available for issuance and awards granted under the 2019 Incentive Plan in the event of a stock split. The Board has approved proportionate adjustments to the number of shares outstanding and available for issuance under 2019 Incentive Plan and proportionate adjustments to the number of shares, exercise price, grant price or purchase price relating to any award under the 2019 Incentive Plan in accordance with the terms of the 2019 Incentive Plan. There will be no fractional shares issued in connection with the adjustment and any fractions resulting from the adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

Accordingly, the number of all outstanding equity awards, the number of shares available for issuance and the exercise price, grant price or purchase price relating to any award under the 2019 Incentive Plan will immediately be proportionately adjusted.

Exchange of Share Certificates

Stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from our transfer agent promptly after the effectiveness of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Preferred Stock

General

The Certificate did not previously authorize us to issue preferred stock. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in our capital structure than currently exists. The Board has determined that having the Preferred Stock will facilitate corporate financing and our other plans which are intended to foster our growth and flexibility. The Preferred Stock may be issued by the Board without further stockholder approval, in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board, subject to the limitations set forth below.

Series A Voting Preferred

As noted above, as additional consideration to the Fund for its strategic investment in the Company, the Board intends to issue six (6) shares of Preferred Stock as the “Series A Voting Preferred” to the Initial Holder with the exclusive right to vote for election of the three Series A Directors, one with a casting vote in the event of ties. The voting rights of the Series A Voting Preferred are contingent upon the Series A Holders holding together a minimum amount of the issued and outstanding Common Stock of the Company, and may be transferred only to Permitted Transferees.

Issuance of the Series A Preferred will transfer effective voting control of the Board to the Series A Holders for so long as the voting rights of the Series A Voting Preferred remain in effect. However, the Board believes that the size and nature of the strategic investment by the Fund warrants this arrangement. The Company recently acquired certain hydrocarbon assets in New Mexico as described in the Company’s Current Reports filed on May 17 and May 20, 2021 (the “New Mexico Assets”). The Company funded the full acquisition cost of the New Mexico Assets by its issuance of the $16.25 million Senior Secured Convertible Note dated May 14, 2021 (the “Senior Note”) to the Fund. A key term of the Senior Note was that the Fund would be granted the voting rights for directors that are proposed for the Series A Preferred, subject to the approval of the shareholders. The Board believes the Company’s acquisition of the New Mexico Assets is significant and that its relationship with the Fund is critical to the development of those assets. In addition, the Company would not have been able to fund its acquisition of the New Mexico Assets without the investment by the Fund in the Senior Secured Note. For all these reasons and others, the Board determined that the Fund’s request for voting control of the Board was reasonable under the circumstances and in the best interests of its shareholders.

As also noted above, in order to avoid any actual or potential conflicts of interest in the approval of the Amendment and Restatement by the shareholders of the Company and the issuance of the Series A Preferred by the Board, (a) the current director appointed by the Fund did not participate in the approval of the Amendment and Restatement and will not participate in Board issuance of the Series A Preferred, and (b) the Consenting Unaffiliated Shareholders have separately consented to the Amendment and Restatement of the Certificate and to issue of the Series A Preferred by the Board. The Certificate of Designation issuing the Series A Voting Preferred Stock requires the consent of the holders of the Series A Voting Preferred Stock to approve any action of the Corporation that would alter the Certificate of Designation or the rights of the holders of the Series A Voting Preferred Stock, including any amendments or modifications to the Amendment and Restatement or the Bylaws. A copy of the Certificate of Designations issuing the Series A Voting Preferred Stock is attached this Information Statement as Appendix B (subject to any changes required by applicable law).

The Amendment and Restatement also provides that Board may not issue Preferred Stock that would do any of the following:

(i)               upon exercise of all accumulation, redemption, conversion and/or other rights or benefits of such Preferred Stock, result in the holders of all outstanding Preferred Stock, exclusive of Series A Holders, having more than 6% of the voting power on any issue that Common Stock has a right to vote (measured as of the time such Preferred Stock is issued) unless such issuance is approved by the stockholders holding 80% of the Common Stock of the Corporation (a “Common Supermajority Vote”); or

(ii)             grant, without the approval by a Common Supermajority Vote, any rights, powers or privileges that if due or exercised (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights) would, cumulatively with all other issued Preferred Stock (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights), result in the right of holders of all Preferred Stock to receive dividends or distributions in excess of 12% of the Corporation’s free cash flow to the firm for the preceding fiscal quarter; provided however, that if the issuance of such Preferred Stock was utilized to fund the acquisition of specific assets or development of a specific project, then the free cash flow to the firm generated by such asset(s) or project shall not be included in the calculation of maximum dividends and/or distributions to Preferred Stock.

The Board will be permitted to issue up to 10,000,000 shares of Preferred Stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series that could rank senior to our Common Stock with respect to dividends and liquidation rights. Except for issuance of the Series A Voting Preferred, there are no present plans, understandings or agreements for, and we are not engaged in any negotiations that will involve, the issuance of Preferred Stock.

The possible overall effect of the existence of Preferred Stock, including the Series A Voting Preferred, on the holders of our Common Stock may include the dilution of their ownership interests, the continuation of our current management, prevention of mergers with or business combinations by us and the discouragement of possible tender offers for shares of our Common Stock.

Upon conversion of convertible Preferred Stock into shares of our Common Stock, the voting power and percentage ownership of holders of our Common Stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by our Common Stockholders could diminish their rights to receive dividends, if declared by the Board, and to receive payments upon our liquidation.

If shares of Preferred Stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by us. These factors could discourage attempts to purchase control of us even if such change in control may be beneficial to the holders of our Common Stock. Moreover, the issuance of the Series A Voting Preferred to the Series A Holders, as well as any issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board, could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to stockholders generally.

If shares of Preferred Stock are issued with conversion rights, our attractiveness to a potential tender offeror may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of us may increase the cost to a potential tender offeror and prevent the tender offer from being made, even though such offer may have been desirable to many of the holders of our Common Stock.

The ability of the Board, without any additional stockholder approval, except as set forth above, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The Amendment and Restatement is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, the Amendment and Restatement is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the Preferred Stock outweighs its disadvantages. To the extent the Amendment and Restatement may have anti-takeover effects, it may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders’ interests. It is also the Board’s view that the existence of Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of our true value and which is in the interests of our stockholders.

Other Modifications to the Certificate

In addition to the above noted changes, the Amendment and Restatement also includes the following:

•	Increases total authorized stock from 150,000,000 to 200,000,000 shares and increases total authorized Common Stock from 150,000,000 to 190,000,000 shares
•	Requires that further amendments to the Certificate (other than to change the name or registered office) receive majority approval of the Board and a Common Supermajority Vote of 80% of the issued and outstanding Common Stock
•	Adds a requirement that a stockholder amendment of the bylaws of the Company receive the approval of holders of at least 65% of the issued and outstanding Common Stock and any voting Preferred Stock (other than the Series A Preferred), voting as a single class
•	Specifies the total number of directors on the Board as six, including the three Series A Directors
•	Adds a provision allowing stockholders to act by written consent up to a maximum of two times in a calendar year

No Appraisal Rights

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the authorization of preferred stock.

Vote Required

The Amendment and Restatement was approved by the holders of a majority of the outstanding shares of Common Stock as required by the Certificate, and the Unaffiliated Consenting Shareholders have separately consented to the Amendment and Restatement and to issue of the Series A Voting Preferred as described herein. The Board (without the participation of the current director appointed by the Fund) approved the Amendment and Restatement before its approval by the Consenting Stockholders. The Board may abandon the Amendment and Restatement without further action by stockholders at any time prior to the effectiveness of the Amendment.

2021 INCENTIVE PLAN

Background

On August 27, 2021, the Board approved the 2021 Incentive Plan. No future grants of awards will be made under the 2019 Incentive Plan, and it shall only remain in effect with respect to awards under that plan outstanding as of August 27, 2021 until they expire according to their terms. A copy of the 2021 Incentive Plan is attached to this Information Statement as Appendix C (subject to any change required by applicable law).

Reasons for the Proposed Plan

A.     The use of stock- and cash-based awards under the 2021 Incentive Plan will be a key component of our compensation program.

B.     Stock- and cash-based compensation awards assist us in attracting and retaining capable, talented individuals to serve in the capacity of employees, officers and directors.

C.     The adoption of the 2021 Incentive Plan reserving 3,000,000 shares is necessary and desirable to maintain competitiveness in today’s volatile business environment.

D.     Our successful operation and our ability to create long-term value for our stockholders depend on the efforts of our employees, and we believe that it is in the best interest of our stockholders for those individuals, especially at the management level to have an ownership interest in us in recognition of their present and potential contributions and to align their interests with those of our stockholders.

Summary of the 2021 Incentive Plan

The 2021 Incentive Plan permits the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards (collectively referred to as “Awards”).

A.     Key Features of the 2021 Incentive Plan

Key features of the 2021 Incentive Plan include:

•	No discounted options or related Awards may be granted;
•	Except as otherwise provided in an Award agreement at the time of grant or thereafter by the Administrator, Awards are generally non-transferrable, except pursuant to a qualified domestic relations order, by will or the laws of descent and distribution, or to a trust of which the Award recipient is and remains the sole beneficiary for his or her lifetime;
•	No automatic Award grants are made to any eligible individual;
•	Limitations on the maximum number or amount of Awards that may be granted to certain individuals during any fiscal year;
•	No repricing of stock options or stock appreciation rights without stockholder approval;
•	All awards must include a minimum one-year vesting period;
•	No shares withheld for tax obligations or to pay the exercise price of an option or stock appreciation right may be recycled back into to the pool of shares authorized for issuance and thus be available for future grant;

•	Shares withheld for tax obligations or as payment of any Award other than an option or stock appreciation right may be recycled back into the pool of shares authorized for issuance and thus be available for future grant;
•	No dividends or dividend equivalents will be paid on any Awards unless and to the extent the vesting conditions and/or performance criteria related to the underlying Award have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed; and
•	Awards are subject to potential reduction, cancellation, forfeiture, recoupment or other clawback under certain specified circumstances in accordance with any clawback policies we may adopt.

B.    Administration.   The Board will administer the 2021 Incentive Plan and will have authority to make Awards under the 2021 Incentive Plan, to set the terms of the Awards, to interpret the 2021 Incentive Plan, to establish any rules or regulations relating to the 2021 Incentive Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for the proper administration of the 2021 Incentive Plan. The Plan is subject to Board review and modification annually.

C.     Eligibility.  All employees of the Company and its affiliates and all non-employee directors of the Company are eligible to receive Awards under the 2021 Incentive Plan, as determined by the Board. Eligible employees and non-employee directors who are designated by the Board to receive an Award under the 2021 Incentive Plan are referred to as “Participants.”

D.     Limits on Awards.  The 2021 Incentive Plan limits the Awards granted under the plan to 3,000,000 shares of Common Stock, which may be granted in any one or combination of (i) stock options or stock appreciation rights, (ii) restricted stock or restricted stock units, (iii) performance shares or performance units, (iv) cash-based Awards, capped at the grant date fair value of the cumulative number of shares remaining to be issued under the 2021 Incentive Plan, or (v) other stock-based Awards.

E.      Number of Shares Subject to the 2021 Incentive Plan.  The number of shares of our Common Stock reserved for issuance under the 2021 Incentive Plan is 3,000,000 shares of Common Stock, subject to certain adjustments as provided in the 2021 Incentive Plan; and; provided that, the cumulative effective dilution of the issued and outstanding Common Stock by reason of Awards granting an equity interest (or a potential right to an equity interest) in the Company granted in any two-year period shall be capped at 3%.

F.      Share Counting Rules. The following reflect the rules for counting shares against the number reserved for issuance under the 2021 Incentive Plan:

•	For Awards settled in cash, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2021 Incentive Plan.
•	For shares that are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares to which the exercise related shall be counted against the applicable share limits, as opposed to the number of shares actually issued. For example, if a stock option relates to 1,000 shares and is exercised on a cashless basis at a time when the payment due to the Participant is 150 shares, then 1,000 shares shall be charged against the applicable share limits.
•	Except as otherwise provided below, shares that are subject to Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2021 Incentive Plan will again be available for subsequent Awards under the 2021 Incentive Plan.
•	Shares that are exchanged by a Participant or withheld by us as full or partial payment in connection with any option or stock appreciation right, as well as any shares exchanged by a Participant or withheld to satisfy the tax withholding obligations related to any such option or stock appreciation right, will not be available for subsequent Awards under the 2021 Incentive Plan.

•	Shares that are exchanged by a Participant or withheld by us as full or partial payment in connection with any Award other than an option or stock appreciation right, as well as any shares exchanged by a Participant or withheld to satisfy the tax withholding obligations related to any such Award other than an option or stock appreciation right, will be available for subsequent Awards under the 2021 Incentive Plan.

G.    Source of Shares.  Common Stock issued under the 2021 Incentive Plan may come from authorized but unissued shares of our Common Stock or from treasury shares.

H.    Stock Options.  The Board may grant nonqualified stock options or incentive stock options to purchase shares of our Common Stock. The Board will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant. The term of an option will also be determined by the Board, but may not exceed ten years. No dividends or dividend equivalents will be granted alone or in conjunction with any stock option Award.

The option exercise price may be paid in cash; by check; in shares of Common Stock; through a “cashless” exercise arrangement with a broker; or in any other manner authorized by the Board. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

I.     Stock Appreciation Rights.  A stock appreciation right may be granted by the Board in its discretion. The Board may grant freestanding stock appreciation rights, tandem stock appreciation rights or any combination of these forms of stock appreciation rights. The grant price for each stock appreciation right shall be determined by the Board and shall be specified in the Award agreement, but in no event shall the grant price be less than the fair market value of a share of our Common Stock on the date the stock appreciation right is granted. The grant price of tandem stock appreciation rights shall be equal to the option price of the related option. The term of the stock appreciation right shall be determined by the Board and specified in the Award agreement which relates to the stock appreciation right, but may not exceed ten years. Outstanding stock appreciation rights may be exercised on whatever terms and conditions the Board imposes. Tandem stock appreciation rights may be exercised for all or part of the shares subject to the related option on the surrender of the right to exercise equivalent portions of the related option. A tandem stock appreciation right may be exercised only with respect to the shares for which the related option is unexercisable. With respect to a tandem stock appreciation right granted in connection with an incentive stock option:

•	the tandem stock appreciation right will expire no later than the expiration of the underlying incentive stock option;
•	the value of the payout with respect to the tandem stock appreciation right will be for no more than 100 percent of the difference between the option price of the underlying incentive stock option and the fair market value of the shares subject to the underlying incentive stock option at the time the tandem stock appreciation right is exercised; and
•	the tandem stock appreciation right may be exercised only when the fair market value of the shares subject to the incentive stock option exceeds the option price of the incentive stock option.

No dividends or dividend equivalents will be granted alone or in conjunction with an Award of stock appreciation rights.

On the exercise of a stock appreciation right, a Participant will be entitled to receive payment in an amount determined by multiplying:

•	the difference between the fair market value of a share of Common Stock on the date of exercise and the grant price; by
•	the number of shares with respect to which the stock appreciation right is exercised.

In the discretion of the Board, the payment of the stock appreciation right exercised may be in cash, shares of equivalent value (based on the fair market value on the date of exercise of a stock appreciation right), in some combination thereof or in any other form approved by the Board.

J.      Restricted Stock.  Shares of Common Stock may be granted by the Board to an eligible employee or non-employee director and made subject to restrictions on sale, pledge or other transfer for a certain period. All shares of restricted stock will be subject to such restrictions as the Board may provide in an Award agreement with the Participant, including provisions obligating the Participant to forfeit the shares to us in the event of termination of employment or service or if specified performance goals or targets are not met. A Participant’s rights with respect to such shares shall be subject to the restrictions provided in the Award agreement and the 2021 Incentive Plan. The Board may also determine whether a Participant will be entitled to receive dividends or the value equivalent of any dividends paid during the performance period. However, all such dividends and dividend equivalents will be subject to the same vesting, forfeiture restrictions and/or performance criteria applicable to the related shares of restricted stock, and a Participant will only be entitled to receive an amount in respect of dividends or dividend equivalents paid on restricted stock in the event and to the extent that such vesting conditions and/or performance criteria have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed.

K.     Restricted Stock Units.  A restricted stock unit represents the right to receive from us, on the respective scheduled vesting or payment date for such restricted stock unit, one or more shares of Common Stock. An Award of restricted stock units may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Board may determine, subject to the provisions of the 2021 Incentive Plan. The Board may also determine whether a Participant will be entitled to receive the value equivalent of any dividends paid during the performance period. However, a Participant will only be entitled to receive an amount in respect of dividends paid on shares underlying restricted stock units in the event and to the extent that such vesting conditions and/or performance criteria have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed.

L.     Performance Shares, Performance Units and Cash-Based Awards.  Performance shares, performance units and cash-based Awards may be granted in such amounts and subject to such terms and conditions as determined by the Board at the time of grant and as set forth in the Award agreement. The Board will set performance goals, which, depending on the extent to which they are met, will determine the number and/or value of the performance shares/units and cash-based Awards that will be paid out to the Participant.

Participants will receive payment of the value of performance shares/units earned after the end of the performance period. Payment of performance shares/units and cash-based Awards will be made in shares, cash or a combination thereof that have an aggregate fair market value equal to the value of the earned performance shares/units and cash-based Awards at the close of the applicable performance period as the Board determines. Shares may be granted subject to any restrictions deemed appropriate by the Board. The Board may also determine whether a Participant will be entitled to receive the value equivalent of any dividends paid during the performance period. However, a Participant will only be entitled to receive an amount in respect of dividends paid on shares underlying performance shares/units in the event and to the extent that such performance criteria have been satisfied or achieved.

M.  Other Stock-Based Awards.    The 2021 Incentive Plan also authorizes the Board to grant Participants Awards of Common Stock and other Awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of our Common Stock (other stock-based Awards). The Board has discretion to determine the Participants to whom other stock-based Awards are to be made, the times at which such Awards are to be made, the sizes of such Awards, the form of payment, and all other conditions of such Awards, including any restrictions, deferral periods or performance requirements. The Board may also determine whether a Participant will be entitled to receive the value equivalent of any dividends paid during the performance period. However, all such dividends and dividend equivalents will be subject to the same vesting, forfeiture restrictions and/or performance criteria applicable to the related stock-based Award, and a Participant will only be entitled to receive an amount in respect of dividends or dividend equivalents paid on a stock-based Award in the event and to the extent that such vesting conditions and/or performance criteria have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed.

N.     Performance-Based Compensation.  Awards other than options or stock appreciation rights may be granted to employees that are intended to be “performance-based compensation.” These performance-based Awards may be either equity or cash Awards, or a combination of both. Holders are only entitled to receive payment for a performance-based Award for any given performance period to the extent that pre-established performance goals set by the Board are satisfied. The pre-established performance goals must be based on one or more of the performance criteria set forth in the 2021 Incentive Plan.

With respect to particular performance-based Awards, the Board is permitted to make certain equitable and objectively determinable adjustments to the performance goals. Upon certification of achievement of the performance goals for a particular performance period set forth in an Award that is intended to qualify as “performance-based compensation,” the Board may reduce or eliminate, but not increase, the amount specified in the original Award.

O.    Minimum and Maximum Vesting Requirements.  Awards under the 2021 Incentive Plan are subject to a one-year minimum to five-year maximum vesting or forfeiture restriction period. The one-year to five-year minimum vesting or forfeiture restriction period also will not preclude the Board’s discretion to provide for the earlier vesting and exercisability of an Award in the event of the retirement, death or disability of a Participant, involuntary termination of a Participant not for cause, termination by the Participant for Good Reason, each as determined by the Board based upon the applicable circumstances of and/or hardship to the Participant.

P.     Adjustments. Equitable adjustments to the terms of the 2021 Incentive Plan and any Awards will be made as necessary to reflect any stock splits, spin-offs, extraordinary stock dividends and similar transactions.

Q.    Change of Control.  In the event of a “change of control” (as defined in the 2021 Incentive Plan), no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Board reasonably determines in good faith before the occurrence of the change of control that the Award will be honored or assumed by any successor, or replaced by an alternative award meeting certain conditions. If the Board reasonably determines in good faith that Awards will not be honored, assumed or replaced as described above, upon a change of control (i) Awards solely dependent on the satisfaction of a service obligation shall become fully vested and (ii) Awards dependent in any part on the satisfaction of performance objectives shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the change of control. Neither the segregation and/or separation of Green Tree New Mexico, LLC, a/k/a Empire New Mexico LLC from the Company to its shareholders, nor the actions taken in connection with adding directors to the Board and classifying the Board into Common Directors and Series A Directors, shall constitute a “change in control” under this provision.

R.     Discontinuance or Amendment of the 2021 Incentive Plan; No Repricing.  The Board may amend, modify, suspend or terminate the 2021 Incentive Plan in whole or in part at any time, but no amendment may materially diminish any of the rights of a Participant under any Awards previously granted without his or her consent. In addition:

•	without the prior approval of our stockholders, options and stock appreciation rights issued under the 2021 Incentive Plan will not be repriced, replaced or regranted through cancellation, whether in exchange for cash or another type of Award, by lowering the exercise price of a previously granted option or the grant price of a previously granted stock appreciation right or by replacing a previously granted option or stock appreciation right with a new option with a lower option price or a new stock appreciation right with a lower grant price; and
•	to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by our stockholders in accordance with applicable law, regulation or exchange requirement.

S.    Tax Withholding.  We may withhold from any payments or stock issuances under the 2021 Incentive Plan, or collect as a condition of payment, any taxes required by law to be withheld. Subject to the Board’s right to approve, any Award recipient may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of our Common Stock or to have us withhold, from the shares the Participant would otherwise receive, shares of our Common Stock, in each case having a value equal to the minimum amount required to be withheld (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity).

T.   Clawback Policy.  The 2021 Incentive Plan will be subject to any written clawback policy we adopt, which policy may subject a Participant’s Awards and other rights and benefits under the 2021 Incentive Plan to reduction, cancellation, forfeiture or recoupment if certain events or wrongful conduct specified in the policy occur.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued for services rendered in all capacities on behalf of the Company during 2020 and 2019 to our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total Compensation ($)
Thomas Pritchard	2020	$226,667	[2]	$287,750	[3]	—	$779,800	—	$174,900	[4]	$1,469,117
Chief Executive Officer	2019	$219,950		$22,500		—	$812,500	—	—		$1,054,950

Michael Morrisett	2020	$226,667	[2]	$287,750	[3]	—	$779,800	—	$174,900	[4]	$1,469,117
President	2019	$215,950		$22,500		—	$812,500	—	—		$1,050,950

Garry Smith	2020	$100,000	[5]	$10,000		—	$272,930	—	—		$382,930
Controller	2019	—		—		—	—	—	—		—

____________________

[1]	For information on the assumptions used in the valuation of these awards, see Note 11 included in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
[2]	The current salary of both Mr. Pritchard and Mr. Morrisett is $250,000 per year.
[3]	$113,759 of this amount was a bonus for 2019 performance paid in 2020, and $174,000 of this amount was a bonus for 2020 performance, but will be paid over time in fiscal year 2021 subject to the Company having sufficient funds.
[4]	This amount is for the extension of warrants described immediately below this table. For information on the assumptions used in the valuation of these extensions, see Note 10 included in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
[5]	Mr. Smith’s current salary was $190,000 per year. This amount represents payment for a partial year. Mr. Smith ceased to be an employee of the Company in May 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table set forth certain information regarding outstanding equity awards of the Company’s named executive officers.

Name	Type of award	Number of securities underlying unexercised options and warrants (#) exercisable	Number of securities underlying unexercised options and warrants (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options and warrants (#)	Option /warrant Exercise	Option / warrant expiration date
Thomas Pritchard	Options	1,875,000	625,000[1]	—	$0.33	4/2/2029
	Options	2,000,000	—	—	0.35	12/31/2030
	Warrants	500,000	—	—	0.25	4/2/2029
Michael Morrisett	Options	1,875,000	625,000[1]	—	0.33	4/2/2029
	Options	2,000,000	—	—	0.35	12/31/2030
	Warrants	500,000	—	—	0.25	4/2/2029
Garry Smith	Options	700,000	—	—	0.35	12/31/2030

 _____________________________

1    Fully vested as of April 2, 2021.

Post Termination/Change-in-Control Benefits

As of December 31, 2020, the executive officers of the Company did not have employment agreements, so as a result, they were not entitled to any post-termination or change-in-control benefits in the event of their separation from the Company as of such date. As disclosed in the Company’s Current Report on Form 8-K filed on August 24, 2021, the executive officers entered into employment agreements with the Company.

Compensation Committee Interlocks and Insider Participation

The Company does not currently have a compensation committee.

Director Compensation

The Board of Directors does not have a compensation plan. From time to time in the past, the Company has compensated Board members for service through the issuance of warrants or options. On December 31, 2020, Mr. Kamin was issued options to acquire 300,000 shares of the Common Stock at an exercise price of $0.35 per share under the 2019 Incentive Plan. For further information on the assumptions used in the valuation of this award, see Note 11 included in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 31, 2021. As Mr. Pritchard and Mr. Morrisett are not independent members of the Board, they did not receive any director compensation during 2020. Mr. Matschke was not appointed to the Board until 2021, so he did not receive any compensation during the year ended December 31, 2020.

	Fees Earned or	Stock	Option
	Paid in Cash	Awards	Awards	Total
Name	($)	($)	($) (1)	($)

Anthony N. Kamin	—	—	107,923	107,923

(1)	For information on the assumptions used in the valuation of these awards, see Note 11 included in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number and percentage of shares of our Common Stock beneficially owned by our directors, executive officers and all current directors and executive officers as a group as of the Record Date. Each person has sole voting and investment power for the shares shown below unless otherwise indicated. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of the Record Date to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. The street address of each beneficial owner shown in the table below is c/o Empire Petroleum Corporation, 2200 South Utica Place, Suite 150, Tulsa, Oklahoma 74114.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Michael R. Morrisett (1)	6,393,128	9.09%
Anthony Kamin (2)	5,498,114	7.92%
Thomas Pritchard (3)	4,793,333	6.81%
Mason Matschke (4)	2,641,111	4.02%
All directors and executive officers as a group (4 individuals)	19,325,686	24.32%

____________________

(1)	Includes 200,000 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $0.25 per share and options to purchase an aggregate of 4,500,000 shares of Common Stock at an exercise price of $0.33 and $0.35 per share.
(2)	Includes (i) 500,000 shares of Common Stock issuable upon the exercise of a warrant at $0.15 per share, (ii) 2,500,000 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $0.25 per share, (iii) options to purchase 300,000 shares of Common Stock at an exercise price of $0.35 per share and (iv) 428,571 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $0.50 per share.
(3)	Includes 200,000 shares of Common Stock issuable upon the exercise of a warrant at $0.25 per share and options to purchase an aggregate of 4,500,000 shares of Common Stock at an exercise price of $0.33 and $0.35 per share.
(4)	Includes (i) 1,240,000 shares owned by Elk Antelope Trust, an entity controlled by Mr. Matschke, (ii) 45,000 shares of Common Stock issuable upon exercise of a warrant held by Elk Antelope Trust at $0.50 per share, and (iii) 22,500 shares of Common Stock issuable upon exercise of a warrant held by Mr. Matschke at $0.50 per share.

Stock Owned by Certain Beneficial Holders

The table below shows the ownership of shares of Common Stock by persons known to us to beneficially own more than 5% of our Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Puckett Land Company (1)	4,000,000	6.09%
Phil E. Mulacek (2)	13,695,185	20.68%

______________________

(1)	The business address of Puckett Land Company is 5460 South Quebec Street, Suite 250, Greenwood Village, CO 80111. Eric Stearns, President and CEO, has voting and investment authority over the shares.
(2)	The business address of Mr. Mulacek is 25025 I-45 North, Suite 420, The Woodlands, Texas 77380. Includes 548,000 shares of Common Stock issuable upon the exercise of a warrant at an exercise price of $0.50 per share.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Reverse Split, which is not shared by all other stockholders.

Each of the Company’s current directors, executive officers and employees is eligible to receive incentive awards under the 2021 Incentive Plan. The Board has the discretion to determine which eligible persons will receive awards under the 2021 Incentive Plan. As a result, future participation in the 2021 Incentive Plan by executive officers, directors and other employees is not determinable.

HOUSEHOLDING

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at the address or telephone number provided below.

REQUESTS FOR CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the public reference room. The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including the Company) file electronically with the SEC. Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.

We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.empirepetroleumcorp.com. The documents available on, and the contents of, our website are not incorporated by reference into this Information Statement. You may also obtain such information by contacting the Company at 2200 S. Utica Place, Suite 150, Tulsa, OK 74114, telephone number (539) 444-8002.

Tulsa, Oklahoma

September , 2021

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APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EMPIRE PETROLEUM CORPORATION

Empire Petroleum Corporation (the “Corporation”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

1.    The present name of the Corporation is Empire Petroleum Corporation

2.    The Corporation was originally incorporated under the name “Americomm Corporation,” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Secretary of State”) on February 20, 1985, and was subsequently amended (a) on July 24, 1995, changing the name of the Corporation to “Americomm Resources Corporation” and adding provisions granting director and officer indemnity and limiting their liability to the Corporation, (b) on June 27, 1996, to perform a 1 for 3 reverse stock split reducing the number of outstanding shares, (c) on June 7, 2006, authorizing additional shares of capital stock of the Corporation to 100,000,000, par value $0.001, (d) on May 31, 2012, authorizing additional shares of capital stock of the Corporation to 150,000,000, par value $0.001, and (e) on July 30, 2013, to perform a 1 for 12 reverse stock split reducing the number of outstanding shares. On August 8, 2001, a Certificate of Ownership and Merger merging Empire Petroleum Corporation into Americomm Resources Corporation and changing the name of the Corporation to Empire Petroleum Corporation was filed.

3.    The Board of Directors of the Corporation duly adopted a resolution pursuant to Sections 141, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) setting forth this Amended and Restated Certificate of Incorporation, which restates and integrates and also further amends the original Certificate of Incorporation as heretofore amended, declaring this Amended and Restated Certificate of Incorporation to be advisable and directing that it be submitted to the stockholders of the Corporation for their approval. The holders of the Corporation’s outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted duly approved and adopted this Amended and Restated Certificate of Incorporation by written consent in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4.     The Corporation’s Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

Article I

Name. The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is Empire Petroleum Corporation.

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ARTICLE II

Registered Office and Registered Agent. The Address of the registered office of the Corporation is Corporation Trust Center, 1209 Orange Street, Wilmington Delaware 19801, and the Registered Agent at such office is The Corporation Trust Company.

ARTICLE III

Period of Duration. The period of the duration of the Corporation is perpetual.

ARTICLE IV

Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

Article V

A.   Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000, consisting of (a) 190,000,000 shares of common stock, par value one-tenth of one cent per share ($0.001) (the “Common Stock”) and (b) 10,000,000 shares of preferred stock, par value one-tenth of one cent per share ($0.001) (the “Preferred Stock”) issuable in one or more series as hereinafter provided. Fully paid stock of this Corporation shall not be liable for further call or assessment.

B.    Common Stock. The rights, preferences, privileges and restrictions granted or imposed upon Common Stock are as follows:

1.               Dividends. Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, the holders of Common Stock shall be entitled to the payment of dividends when and as declared by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with applicable law and to receive other distributions from the Corporation. Any dividends declared by the Board of Directors to the holders of the then outstanding Common Stock shall be paid to the holders thereof pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend.

2.               Liquidation, Dissolution or Winding Up. Subject to the rights of any holders of any shares of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

3.               Voting. Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held by such holder on any matter for which Common Stock is entitled to vote. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as in effect at the

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time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation. Each stockholder shall be entitled to vote his or its shares in person or by proxy, executed in writing by such stockholders, or by his duly authorized attorney-in-fact. At each election of Directors, every stockholder entitled to vote in such election shall have the right to vote, in person or by proxy, the number of shares owned by the stockholder for as many persons as there are Directors to be elected and for whose election the stockholder has the right to vote, but the stockholder shall have no right to accumulate his or its votes with regard to such election.

C.    Preferred Stock. The Board of Directors is hereby expressly authorized, subject to limitations prescribed by law, this Article V (including, without limitation subparagraphs (i)-(ii) below) and to the rights of any holder of issued and outstanding shares of Preferred Stock to (a) provide by resolution (a “Preferred Stock Resolution”) for the issuance of the shares of Preferred Stock as a class or in one or more series and by filing a certificate of designation, pursuant to the DGCL, setting forth a copy of the Preferred Stock Resolution to establish from time to time the number of shares to be included in the class or in each such series, and to fix the designations, powers, preferences, and rights of the shares of the class or of each such series and the qualifications, limitations, and restrictions thereof. All shares of Preferred Stock, if issued as a class without series, or all shares of Preferred Stock of any one series, if issued in series, shall be identical to each other in all respects and shall entitle the holders thereof to the same rights and privileges, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative. limitations prescribed by law, this Article V (including, without limitation subparagraphs (i)-(ii) below) and to the rights of any holder of issued and outstanding shares of Preferred Stock, the authority of the Board of Directors to issue Preferred Stock shall include, without limitation, the power and authority to determine and establish by a Preferred Stock Resolution the following:

(1)       Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of this Certificate of Incorporation, voting rights to be exercised either together with the holders of Common Stock as a single class, or independently as a separate class;

(2)       The rate per annum and the times at and conditions upon which the holders of shares of such class or series shall be entitled to receive dividends, the conditions and dates upon which such dividends shall be payable and whether such dividends shall be cumulative or noncumulative, and, if cumulative, the terms upon which such dividends shall be cumulative;

(3)       Redemption, repurchase, retirement and sinking fund rights, preferences and limitations, if any, the amount payable on shares of such class or series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or noncumulative;

(4)       The rights to which the holders of the shares of such class or series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

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(5)       The terms, if any, upon which the shares of such class or series shall be convertible into or exchangeable for shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(6)       The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation; and

(7)       The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation.

(8)       Except as otherwise provided in a Preferred Stock Resolution, the number of shares constituting a series of Preferred Stock may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) to the fullest extent permitted by General Corporation Law of the State of Delaware by like action of the board of directors.

(9)       Except as otherwise provided in a Preferred Stock Resolution, Shares of any series of any Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise), purchased by the Corporation, or which, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall resume the status which they had before being designated as part of a class of Preferred Stock and may be redesignated and reissued, all subject to the conditions or restrictions on issuance set forth in the Preferred Stock Resolution relating to any class or series of Preferred Stock and to any filing required by law.

Notwithstanding any other provision herein, the Board of Directors shall not be authorized and may not take action to issue Preferred Stock that would do any of the following:

(i)              upon exercise of all accumulation, redemption, conversion and/or other rights or benefits of such Preferred Stock, result in the holders of all outstanding Preferred Stock, exclusive of Series A Holders, having more than 6% of the voting power on any issue that Common Stock has a right to vote (measured as of the time such Preferred Stock is issued) unless such issuance is approved by the stockholders holding 80% of the Common Stock of the Corporation (a “Common Supermajority Vote”); or

(ii)            grant, without the approval by a Common Supermajority Vote, any rights, powers or privileges that if due or exercised (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights) would, cumulatively with all other issued Preferred Stock (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights), result in the right of holders of all Preferred Stock to receive dividends or distributions in any

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quarter in excess of 12% of the Corporation’s free cash flow to the firm for the preceding fiscal quarter; provided however, that if the issuance of such Preferred Stock was utilized to fund the acquisition of specific assets or development of a specific project, then the free cash flow to the firm generated by such asset(s) or project shall not be included in the calculation of maximum dividends and/or distributions to Preferred Stock.

D.   Reverse Stock Split. As of the Effective Time, each 4 outstanding shares of the Corporation’s Common Stock, par value $0.001 per share (“Old Common Stock”, shall automatically and without any action on the part of the respective holders thereof be exchanged and combined into 1 share of Common Stock, par value $0.00l per share (“New Common Stock”). At the Effective Time, there shall be no change in the number of authorized shares that the Corporation shall have the authority to issue, other than as set forth in Article V(A). No fractional shares shall be issued in connection with the exchange. The Holders of a number of shares of Old Common Stock not divisible by 4 shall be entitled to receive a cash payment equal to the fractional share multiplied by the average of the closing bid prices as reported by the OTC Bulletin Board for Old Common Stock on the five trading days prior to the Effective Date.

ARTICLE VI

Attributes of Shares. Subject to the terms of this Certificate of Incorporation, as amended (including by Certificate of Designation), the Board of Directors shall have the power and authority to fix or alter all shares of stock as set forth in Section 151 of Title 8 of the Delaware statutes. This power shall include, but not be limited to the division of any class of stock into series, that the Board of Directors may fix and determine relative attributes of any series so established. The Board of Directors may, in establishing such series within a class of stock, prescribe different privileges, conversion and redemptive rights and preferences between such series; provided, however that all shares of any one series shall have the same voting privileges, conversion and redemptive rights.

ARTICLE VII

Preemptive Rights. There shall be no preemptive rights to acquire unissued and/or treasury shares of the Stock of the Corporation.

ARTICLE VIII

Amendments to Certificate of Incorporation. Article I (Name of the Corporation) and Article II (Registered Agent and Office) may be amended by majority vote of the entire board, and the Common Stock. Except for the amendment of Article I (Name of the Corporation), Article II (Registered Agent and Office), and as otherwise expressly provided for in this Amended and Restated Certificate of Incorporation, the provisions or articles herein may be amended or altered only by the majority vote of the entire Board of Directors and approval by the stockholders holding 80% of the Common Stock of the Corporation and/or Preferred Stock with applicable voting rights, if any, voting together as a single class (a “Supermajority Vote”). For purposes of this Amended and Restated Certificate of Incorporation, a majority vote of the “entire Board of Directors” means a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Notwithstanding the foregoing, the holders of Common Stock shall not be entitled to vote or have authority to approve or disapprove of any modification, amendment, or other alteration of any certificate of designation if such certificate of designation grants and/or reserves that right to the holders of the series of Preferred Stock.

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ARTICLE IX

A.   Amendment of Bylaws by the Board of Directors. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware but subject to the limitations contained in the Certificate of Incorporation (including any certificate of designation), the Board of Directors shall have the power to adopt, amend, alter or repeal the bylaws of the Corporation. Any adoption, amendment, alteration or repeal of the bylaws of the Corporation by the Board of Directors will require the approval of a majority vote of the entire Board of Directors.

B.    Amendment of Bylaws by the Stockholders.  Subject to the limitations contained in the Certificate of Incorporation (including any certificate of designation), the stockholders also will have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Amended and Restated Certificate of Incorporation, as amended (including any certificate of designation), the affirmative vote of the holders of at least 65% of the Common Stock of the Corporation and/or Preferred Stock with voting rights, if any, voting together as a single class, will be required to adopt, amend or repeal any provision of the bylaws of the Corporation; provided, further, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

Article X

Directors. The Corporation shall be governed by a Board of Directors consisting of no less than three (3) directors and no more than six (6) directors. Directors need not be stockholders. Any director may be removed with or without cause but only by the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors voting separately and as a single class.

ARTICLE XI

Limitation of Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) pursuant to section 174 of the DGCL; or (d) for any transaction from which the director derived an improper personal benefit. If DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

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Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification right than said law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Indemnification of Others. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of this Article XI with respect to the indemnification and advancement of expenses to directors and officers of the Corporation.

Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually incurred by a director or officer of the Corporation in defending any Proceeding in advance of its final disposition, provided, however, that if the DGCL requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, then payment shall be made only upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses hereunder or otherwise.

Non-Exclusivity of Rights. The rights conferred on any person by this Article XI will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, the Corporation’s bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

7

Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE XII

Shareholder Written Consent. Except as otherwise provided in an applicable Certificate of Designation issuing Preferred Stock, Stockholders may only submit actions by written consent two times in any calendar year. There shall be no limit on the number of matters/actions that may be authorized within the two authorized written consents in any calendar year provided only two may be submitted within a calendar year. All other actions required or permitted to be taken by the stockholders of the Corporation must be taken at a duly called annual or special meeting of the stockholders of Corporation and may not be taken by consent of the stockholders.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ____ day of September, 2021 by its President.

_________________________

Michael Morrisett, President

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APPENDIX B

CERTIFICATE OF DESIGNATION

OF

SERIES A VOTING PREFERRED STOCK

OF

EMPIRE PETROLEUM CORPORATION

Empire Petroleum Corporation (the “Corporation”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), in accordance with the provisions of Section 151 thereof, hereby certifies that the Board of Directors of the Corporation (the “Board”), in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and applicable law, at a meeting duly called and held on August 27, 2021 adopted resolutions creating a series of shares of Preferred Stock of the Corporation with the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the shares of such series, as follows:

RESOLVED that, pursuant to the authority vested in the Board in accordance with the provisions of the Amended and Restated Certificate of Incorporation of Empire Petroleum Corporation, as it may be amended from time to time (“Certificate of Incorporation”), a series of the class of authorized preferred stock, par value $0.001 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the powers, preferences and rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1.     Designation and Number.

 (a)        The shares of such series shall be designated as the Series A Voting Preferred Stock (the “Series A Voting Preferred Stock”). The number of shares initially constituting the Series A Voting Preferred Stock shall be 6 which number may not be increased or decreased by the Board of Directors (whether by issuance, split, reverse split, or any other action or mechanism) without a unanimous vote of the Series A Voting Preferred Stock; provided that such number may not be decreased below the sum of the number of then outstanding shares of Series A Voting Preferred Stock.

 (b)        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 8 below.

Section 2.     Dividends and Distributions.

 The Series A Voting Preferred Stock will not be entitled to receive any dividends or distributions of cash or other property except in the case of a Liquidation Event, as set forth below.

Section 3.     Voting and Series A Directors.

 (a)        Except to the extent otherwise required by applicable law or as set forth in this Certificate of Designation relating to the Series A Voting Preferred Stock, as it may be amended from time to time (this “Certificate of Designation”), the holders of Series A Voting Preferred Stock shall have no voting rights and shall not be entitled to vote on any matters on which any of the Corporation’s other stockholders are entitled to vote but shall be entitled to receive notice of any and all stockholder meetings for a vote of any shares of Common Stock or Preferred Stock (as defined in the Certificate of Incorporation), whether as a whole or in any class, series or other division thereof, in accordance with the Certificate of Incorporation and Bylaws of the Corporation as if Series A Voting Preferred Stock were a holder of such stock.

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 (b)        The holders of Series A Voting Preferred Stock shall have 1 vote for each share of Series A Voting Preferred Stock held by such stockholder on any matter for which Series A Voting Preferred Stock is entitled to vote. The holders of Series A Voting Preferred Stock shall have the exclusive right, voting separately and as a single class to vote on the election, removal and/or replacement of 3 members of the Board (each a “Series A Director”), and no other Common Stock or Preferred Stock authorized or issued by the Corporation (now or in the future) shall possess or assert any right to vote thereon. Following the issuance of Series A Voting Preferred Stock contemplated by this Certificate of Designation, the approval of the holders of Series A Voting Preferred Stock, voting separately and as a single class, shall be required to authorize any resolution or other action (of any kind or character), including without limitation, an amendment to the Certificate of Incorporation (including this Certificate of Designation), an amendment to the Bylaws, a resolution, or any other action of the Corporation its stockholders, directors, officers or agents (including, without limitation, by any merger, consolidation, combination, reclassification, conversion or otherwise) to issue or modify the number, voting rights or any other rights, privilege, benefit or characteristic of (or secured by) the Series A Voting Preferred Stock, including, without limitation any action to modify the number, structure and/or composition of the Board from that set forth in Section 3(c). Any person appointed or elected to the Board must meet minimum criteria for service on the Board under applicable guidelines of the Corporation, U.S. securities laws and the rules and regulations of the stock exchange on which the Common Stock is then traded, as determined in the reasonable discretion of the Board, and shall follow all applicable policies and procedures of the Corporation.

 (c)         For so long as the Series A Voting Preferred Stock is outstanding, the Board shall consist of 6 directors. Three of the directors shall be designated as the Series A Directors to be voted upon as set forth in Section 3(b). The 3 other directors (each, a “Common Director”) shall be elected by the holders of the Common Stock, and/or any Preferred Stock (other than the Series A Voting Preferred Stock) granted the right to vote on Common Directors. Any Series A Director may be removed with or without cause but only by the affirmative vote of the holders of the Series A Voting Preferred Stock voting separately and as a single class. A Series A Director may only be removed by the written consent or affirmative vote of at least a majority of the Series A Voting Preferred Stock. A majority of the Series A Directors will constitute a quorum of the Board for action on any matter on which only the Series A Directors may vote.

  (d)        The Board shall annually elect two of its members to serve as co-chairs of the Board (each a “Co-Chairman”). One Co-Chair of the Board shall be elected by and from the Common Directors (the “Common Co-Chairman”), and the other Co-Chairman shall be elected by and from the Series A Directors (the “Series A Co-Chairman”). Any decision to be made by the chair of any meeting of the directors or the shareholders shall be determined by vote of the Co-Chairmen. In the case of any tie vote or deadlock of (1) the Board or (2) the Common Co-Chairman and Series A Co-Chairman, the Series A Co-Chairman shall have the deciding, tiebreaking vote.

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 (e)        The initial Series A Directors shall be as designated by written notice to the Company from a majority-in-interest of the holders of the Series A Voting Preferred Stock and shall serve until their successors are duly elected. Thereafter, the Series A Directors shall be elected at such time or times as the Board shall determine with the consent of a majority of the holders of Series A Preferred Stock. If for any reason a Series A Director shall resign or otherwise be removed, then his or her replacement shall be a person elected by the majority of the remaining Series A Directors, even if they do not constitute a quorum, and shall serve until his or her successor is duly elected at expiration of the term of the removed Series A Director.

 (f)         This Certificate of Designation may be amended or altered by majority vote of the entire Board of Directors and unanimous approval by the holders Series A Voting Preferred Stock.

Section 4.     Transfer Restrictions

 All shares of the Series A Voting Preferred Stock shall be issued to a single Person, Phil Mulacek (the “Initial Holder”) and shall not be transferred except pursuant to a Permitted Transfer. A “Permitted Transfer” shall be a Transfer of all or part of the Series A Voting Preferred Stock to (a) the first generation lineal descendants (i.e. children) of the Initial Holder, (b) a trust established for the benefit of the Initial Holder or any Permitted Transferee identified in (a), above, (c) the executors, heirs, administrators or assigns by will or intestacy, upon the death of the Initial Holder provided the Series A Voting Preferred Stock may only be inherited by a Permitted Transferee, or (d) a Subsidiary or other Person controlled by the Initial Holder or any Permitted Transferee (which control shall be manifested through the possession of the power to direct or cause the direction of the management and policies of such Person). For clarity, a trust for the benefit of the Initial Holder or any Permitted Transferee shall qualify as a Permitted Transfer if the Initial Holder or a Permitted Transferee is a current beneficiary of such trust, even if the trust has a remainderman or remaindermen that do not qualify as Permitted Transferees as long as such nonqualifying remaindermen do not actually receive or become the beneficiary of the Series A Voting Preferred Stock. The transferring holder (or in the case of (c) above, the executor or other representative of the transferring holder, as the case may be) (the “Transferor”) shall give notice to the Corporation of his/her intention to make any transfer permitted under this Section not less than 10 days prior to effecting such transfer (“Transfer Notice”), which notice shall state the name and address of each Permitted Transferee to whom the Transfer is proposed to be made and the number of shares of Series A Voting Preferred Stock proposed to be transferred to each. As used herein, “Transfer” means the transfer, sale, assignment, hypothecation, pledge or other encumbrance, in any manner or whether or not for consideration, of any or all of the Series A Voting Preferred Stock.

Section 5.     Redemption or Repurchased Shares.

 (a)        The Series A Voting Preferred Stock shall not be redeemable at the election of the Corporation or at the election of any holder, except that the Corporation may elect to redeem the Series A Voting Preferred Stock in either of the following circumstances, following the timely provision and expiration of the Corporation’s Notice and Cure, as contemplated by in Section 5(b).

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   (1)       At any time that any or all shares of the Series A Voting Preferred Stock are held by anyone other than the Initial Holder or a Permitted Transferee, then (subject to the Corporation’s Notice and Cure requirements) the Corporation shall have the right to redeem or repurchase such shares of Series A Voting Preferred Stock for $1.00 per share of Series A Voting Preferred Stock upon 10 days’ prior written notice to the holders of such shares of the Series A Voting Preferred Stock.

   (2)       If at any time the Initial Holder and all Permitted Transferees, combined, collectively own beneficially or of record less than 3,000,000 shares of Common Stock of the Corporation respecting their stock ownership in the Corporation (as adjusted for any split, reverse split, subdivision, combination, reclassification or other similar action with respect to the Common Stock after the date of adoption of this Certificate of Designation but without consideration of options, warrants, conversion rights or similar unexercised rights to acquire Common Stock), then (subject to the Corporation’s Notice and Cure requirements) the Corporation shall have the right to redeem or repurchase all shares of Series A Voting Preferred Stock for $1.00 per share of Series A Voting Preferred Stock upon 10 days’ prior written notice to the holders of the Series A Voting Preferred Stock. Initial Holder (and any Permitted Transferees) shall timely file all reports required the Securities Exchange Act of 1934, as amended, respecting their stock ownership in the Corporation.

 (b)        The Corporation shall issue a written notice (the “Notice and Cure”) to the Initial Holder and all transferees (including any Permitted Transferees) not later than 60 days after the Corporation’s receipt of a Transfer Notice stating each basis, with reasonable detail, for Corporation’s contention that the current holder of any Series A Voting Preferred (the “Current Holder”) is not a Permitted Transferee. If the Corporation’s Notice and Cure is not issued within such 60 days, then it shall not be timely and the Corporation shall be deemed to have consented that the Transfer made the subject of the Transfer Notice is a Permitted Transfer. The Corporation’s timely issued Notice and Cure shall provide the Initial Holder, the Current Holder and the proposed transferee a reasonable period of time to cure the proposed non-complying Transfer, which shall not be less than (i) 30 days from receipt of the Corporation’s Notice and Cure or (ii) if action is commenced by the Initial Holder, the Current Holder or the intended transferee within such 30 days of receiving the Corporation’s Notice and Cure to either (A) cure the non-complying Transfer, which action will reasonably require more than 30 days to complete, and/or (B) obtain a binding legal determination from a court of competent jurisdiction that the proposed Transfer is a Permitted Transfer, then for so long as it reasonably takes to pursue the actions in (A) and/or (B) to completion; provided further that if a final legal determination is obtained from a court of competent jurisdiction that the transfer was not a Permitted Transfer, then the Initial Holder, Current Holder and the intended transferee, as appliable, shall be deemed to have a new Notice and Cure period under (i) or (ii)(A), above, measured from the date of determination, to correct such issue.

 (c)        Any shares of Series A Voting Preferred Stock redeemed or repurchased by the Corporation shall be retired and canceled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series A Voting Preferred Stock accordingly.

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Section 6.     Liquidation Event.

  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation’s assets (whether capital or surplus) shall be made to or set apart for the holders of Common Stock, but after any payments or distributions are made on, or set apart for, any of the Corporation’s indebtedness and to holders of Preferred Stock that have senior distribution rights to Series A Voting Preferred Stock (“Senior Stock”), holders of the Series A Voting Preferred Stock shall be entitled to receive an amount per share equal to $1.00 but shall not be entitled to any further payment or other participation in any distribution of the assets of the Corporation.

Section 7.     Conversion.

  The shares of Series A Voting Preferred Stock shall not be convertible into shares of Common Stock or any other security of the Corporation.

Section 8.     Definitions.

  For the purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

 (a)        “Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in the State of California.

 (b)        “Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture or other legal entity of any nature whatsoever.

 (c)        “Permitted Transferee” means any Person that may receive a Permitted Transfer.

 (d)        “Subsidiary” of a Person means a corporation, limited liability company, partnership, association or other Person that is directly or indirectly controlled by the first Person. The term “controlled” as used herein means the power to direct or cause the direction of the management of such Person, whether through ownership of voting securities or by contract, agency, or otherwise.

Section 9.     Shareholder Written Consent.

  Whenever holders of Series A Voting Preferred Stock are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of taking such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed this ___ day of _______________, 2021 by its President.

_________________________

Michael Morrisett, President

5

APPENDIX C

Empire Petroleum Corporation

2021 Stock and Incentive Compensation Plan

Effective as of September ___, 2021

Table of Contents

Article 1	Establishment, Purpose, and Duration	1
1.1	Establishment of this Plan	1
1.2	Purpose of this Plan	1
1.3	Duration of this Plan	1
1.4	Successor Plan	1
Article 2	Definitions	1
Article 3	Administration	6
3.1	General	6
3.2	Authority of the Administrator	6
3.3	Delegation	6
Article 4	Shares Subject to this Plan and Maximum Awards	6
4.1	Number of Shares Available for Awards	6
4.2	Equitable Adjustments	7
Article 5	Eligibility and Participation	8
5.1	Eligibility	8
5.2	Actual Participation	8
Article 6	Stock Options	8
6.1	Grant of Options	8
6.2	Award Agreement	8
6.3	Option Price	8
6.4	Duration of Options	8
6.5	Exercise of Options	8
6.6	Payment	8
6.7	Restrictions on Share Transferability	9
6.8	Termination of Employment or Service	9
6.9	Nontransferability of Options	9
6.10	Notification of Disqualifying Disposition	9
6.11	$100,000 Annual Limit on ISOs	9
6.12	ISO Grants to 10% Stockholders	9
6.13	Dividends and Dividend Equivalents	10
Article 7	Stock Appreciation Rights	10
7.1	Grant of SARs	10
7.2	SAR Agreement	10
7.3	Term of SAR	10
7.4	Exercise of Freestanding SARs	10
7.5	Exercise of Tandem SARs	10
7.6	Payment of SAR Amount	10
7.7	Termination of Employment or Service	11
7.8	Nontransferability of SARs	11
7.9	Other Restrictions	11
7.10	Dividends and Dividend Equivalents	11
Article 8	Restricted Stock and Restricted Stock Units	11
8.1	Grant of Restricted Stock or Restricted Stock Units	11
8.2	Restricted Stock or Restricted Stock Unit Agreement	11
8.3	Nontransferability of Restricted Stock and Restricted Stock Units	11
8.4	Other Restrictions	11
8.5	Certificate Legend	12
8.6	Voting Rights	12
8.7	Dividends and Other Distributions	12
8.8	Termination of Employment or Service	12
8.9	Payment in Consideration of Restricted Stock Units	12

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Article 9	Performance Shares and Performance Units	13
9.1	Grant of Performance Shares and Performance Units	13
9.2	Value of Performance Shares and Performance Units	13
9.3	Earning of Performance Shares and Performance Units	13
9.4	Form and Timing of Payment of Performance Shares and Performance Units	13
9.5	Termination of Employment or Service	13
9.6	Nontransferability of of Performance Shares and Performance Units	13
Article 10	Cash-Based Awards and Stock-Based Awards	14
10.1	Grant of Cash-Based Awards	14
10.2	Value of Cash-Based Awards	14
10.3	Payment in Consideration of Cash-Based Awards	14
10.4	Form and Timing of Payment of Cash-Based Awards	14
10.5	Stock-Based Awards	14
10.6	Termination of Employment or Service	14
10.7	Nontransferability of Cash-Based Awards and Stock-Based Awards	14
10.8	Dividends and Other Distributions	15
Article 11	Performance Measures	15
Article 12	Beneficiary Designation	16
Article 13	Rights of Participants	17
13.1	Employment	17
13.2	Participation	17
13.3	Rights as a Stockholder	17
Article 14	Change of Control	17
Article 15	Amendment, Modification, Suspension, and Termination	18
15.1	Amendment, Modification, Suspension, and Termination	18
15.2	Adjustment of Awards on the Occurrence of Certain Unusual or Nonrecurring Events	18
15.3	Awards Previously Granted	19
Article 16	Withholding Taxes	19
Article 17	Successors	19
Article 18	General Provisions	20
18.1	Forfeiture Events	20
18.2	Legend	20
18.3	Delivery of Title	20
18.4	Investment Representations	20
18.5	Employees Based Outside of the United States	20
18.6	Uncertificated Shares	21
18.7	Unfunded Plan	21
18.8	No Fractional Shares	21
18.9	Other Compensation and Benefit Plans	21
18.10	No Constraint on Corporate Action	21
18.11	Six-Month Delay for Specified Employees	21
18.12	Separation from Service	22
18.13	Section 457A	22
18.14	Compliance with Code Section 409A	22
18.15	Minimum and Maximum Vesting	22
18.16	Paperless Administration	22
Article 19	Legal Construction	23
19.1	Gender And Number	23
19.2	Severability	23
19.3	Requirements of Law	23
19.4	Governing Law	23

 ii

Empire Petroleum Corporation

2021 Stock and Incentive Compensation Plan

Article 1.

Establishment, Purpose, and Duration

1.1       Establishment of this Plan. Empire Petroleum Corporation, a Delaware corporation (the “Company”), establishes an incentive compensation plan to be known as the 2021 Stock and Incentive Compensation Plan (this “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Stock-Based Awards.

This Plan shall become effective, if approved by the Board and stockholders, on September ___, 2021 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 of this document.

1.2       Purpose of this Plan. The purpose of this Plan is to promote the success and enhance the value of the Company and Affiliates by linking the personal interests of the Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants on whose judgment, interest, and special effort the successful conduct of its operations are largely dependent.

1.3       Duration of this Plan. This Plan shall commence as of the Effective Date and, unless sooner terminated as provided herein, shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

1.4       Successor Plan. This Plan shall serve as the successor to the Empire Petroleum Corporation 2019 Stock Option Plan, as amended (the “Predecessor Plan”), and no further grants shall be made under the Predecessor Plan from and after the Effective Date of this Plan.

Article 2.

Definitions

Whenever used in this Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

“Administrator” means the Board, or, if and to the extent the Board does not administer this Plan, the Committee in accordance with Article 3.

“Affiliate” shall have the meaning given to that term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

“Award” means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms and provisions of this Plan.

“Award Agreement” means either (a) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan, or (b) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award.

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning given to that term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cash-Based Award” means an Award granted under Article 10, the value of which is denominated in cash as determined by the Administrator and which is not any other form of Award described in this Plan.

“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant, or if any such agreement does not define “Cause,” Cause means termination of employment for one of the following reasons: (a) misconduct in or neglect of the responsibilities of Participant in his or her position with the Company or any Affiliate; (b) committing any act of dishonesty or fraud or any crime affecting the Company’s or any Affiliate’s assets or reputation; (c) conviction of any felony; (d) engaging in any business competing with the Company or any Affiliate; (e) disclosing Company or any Affiliate proprietary information without prior authorization; (f) conduct on the part of Participant that makes his or her continued employment prejudicial to the Company’s or Affiliate’s best interest; (g) misappropriation of any corporate asset; or (h) any material violation of any Company or any Affiliate policy; in each case, as determined by the Board.

“Change of Control” unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

(a)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Voting Power of all the then outstanding Voting Securities;

(b)    any Person purchases or otherwise acquires under a tender offer, securities of the Company representing more than fifty percent (50%) of the total Voting Power of all the then outstanding Voting Securities;

(c)    individuals who, as of the Effective Date, constitute the Board of Directors (together with any new directors whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors of the Company then still in office who either were directors on the Effective Date or whose election or nomination for election was previously so approved but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) cease for any reason to constitute a majority of the members of the Board of Directors;

(d)    the consummation of a merger, consolidation, recapitalization or reorganization of the Company, other than a merger, consolidation, recapitalization or reorganization which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into Voting Securities of the surviving entity (or if the surviving entity is a subsidiary of another entity, then of the parent entity of such surviving entity), more than fifty percent (50%) of the total Voting Power represented by the Voting Securities of the surviving entity (or parent entity) outstanding immediately after such merger, consolidation, recapitalization or reorganization; or

(e)    the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets to any Person;

provided, however, that neither the segregation and/or separation of Green Tree New Mexico, LLC, a/k/a Empire New Mexico LLC from the Company to its stockholders, nor the actions taken in connection with adding directors to the Board and classifying the Board into Common Directors and Series A Directors shall constitute a Change of Control.

If required for compliance with Code Section 409A, in no event will a Change of Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Administrator may, in its sole discretion and without a Participant’s consent, amend the definition of “Change of Control” to conform to the definition of “Change of Control” under Code Section 409A.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Code Section 409A” means Section 409A of the Code, Treasury regulations thereunder and applicable guidance from the Internal Revenue Service.

“Committee” means the Compensation Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer this Plan. To the extent applicable or necessary to qualify an Award for favorable treatment under the Exchange Act, the Committee shall have at least two members, each of whom shall be (a) a Non-Employee Director who shall also satisfy all of the requirements of the definition of “Non-Employee Director” set forth in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and (b) an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed. If at any time or to any extent the Board shall not administer this Plan, then the functions of the Administrator specified in this Plan shall be exercised by the Committee. Except as otherwise provided in a Charter governing operation of the Committee or in the Company’s Bylaws, as amended from time to time, any action of the Committee with respect to the administration of this Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

“Company” means Empire Petroleum Corporation, a Delaware corporation, and any successor thereto as provided in Article 17.

“Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in this Plan, or on such other terms and conditions as may, in the judgment of the Administrator, be necessary or desirable to further the purposes of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Executive Officer” means an Employee who is, on the relevant date, subject to the reporting requirements of Section 16 of the Exchange Act, as determined by the Board.

“Fair Market Value” or “FMV” means, as of any given date, a price that is based on the closing sales price of a Share on the principal stock exchange on which the Shares are traded or, if there is no such sale for such date, then on the last previous day on which a sale was reported. If Shares are not traded on an established stock exchange, FMV shall be determined in good faith by the Administrator in such manner as it deems appropriate, in accordance with Code Section 409A and, if applicable, the applicable provisions of the Code with respect to ISOs.

“Fiscal Year” means the year commencing on January 1 and ending December 31 or other time period as approved by the Board.

“Freestanding SAR” means an SAR that is not a Tandem SAR, as described in Article 7.

“Good Reason” in respect of any Change of Control has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” Good Reason means a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:

(a)       The assignment to the Employee of any duties materially inconsistent in any respect with the Employee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held immediately before the Change of Control, or any other action by the Company or an Affiliate which results in a diminution in such position, compensation, benefits, authority, duties or responsibilities;

(b)       Requiring the Employee to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately before the Change of Control, or in a state other than the one in which the Employee performed his/her duties immediately before the Change of Control, in each case except for travel reasonably required in the performance of the individual’s responsibilities;

(c)       Any reduction by more than fifteen percent (15%) in the Employee’s annual base salary or annual bonus opportunity, in each case as in effect immediately before the Change of Control; or

(d)       Any reduction by more than fifteen percent (15%) in the overall level of the Employee’s benefits (as in effect immediately before the Change of Control) under the Company’s or Affiliate’s group life insurance, medical, health, accident, disability, incentive, savings and retirement plans including all tax qualified and nonqualified plans or programs.

“Grant Price” means the price against which the amount payable is determined on exercise of a SAR.

“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

“Non-Employee Director” means a member of the Board of Directors of the Company who is not an Employee.

“Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6, which is not intended to be an Incentive Stock Option or that otherwise does not meet such requirements.

“Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms and provisions of this Plan.

“Option Price” means the price at which a Share may be purchased by a Participant under an Option, as determined by the Administrator.

“Participant” means an Employee or a Non-Employee Director who has been selected to receive an Award, or who has an outstanding Award granted under this Plan.

“Performance-Based Compensation” means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals.

“Performance Goal” means a performance criterion selected by the Administrator for a given Award for purposes of Article 11 based on one or more of the Performance Measures.

“Performance Measures” means measures as described in Article 11, the attainment of one or more of which shall, as determined by the Administrator, determine the vesting, payability, or value of an Award of Performance-Based Compensation.

“Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

“Performance Share” means an Award granted under Article 9 and subject to the terms and provisions of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

“Performance Unit” means an Award granted under Article 9 and subject to the terms and provisions of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

“Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or on the occurrence of other events as determined by the Administrator, in its discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (a) the Company or any Affiliate, (b) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate, or (c) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Shares.

“Predecessor Plan” means the Empire Petroleum Corporation 2019 Stock Option Plan, as amended.

“Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 and subject to the terms and provisions of this Plan.

“Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 8 and subject to the terms and provisions of this Plan.

“Shares” means the shares of common stock of the Company, $0.001 par value per Share.

“Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, under the terms of Article 7 and subject to the terms and provisions of this Plan.

“Stock-Based Award” means an equity-based or equity-related Award granted under Article 10 and subject to the terms and provisions of this Plan, and not otherwise described by the terms of this Plan.

“Tandem SAR” means a SAR that the Administrator specifies is granted in connection with a related Option under Article 7 and subject to the terms and provisions of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled). Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Administrator at time of grant.

“Voting Power” shall mean that number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

“Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

Article 3.

Administration

3.1       General. The Administrator shall be responsible for administering this Plan. The Administrator may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Administrator, the Company, and its officers and directors shall be entitled to rely on the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator shall be final, conclusive, and binding on the Participants, the Company, and all other interested parties. Any and all powers, authorizations and discretions granted by the Board to the Committee under this Plan shall likewise be exercisable at any time by the Board.

3.2       Authority of the Administrator. The Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement ancillary to or in connection with this Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering this Plan as the Administrator may deem necessary or proper. Subject to Article 14 with respect to a Change of Control and to Section 18.15 with respect to minimum vesting, such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, extending the term or period of exercisability of any Award, except as prohibited for an Award that is intended to comply with Code Section 409A, accelerating the time or times at which any Award becomes vested, unrestricted or may be exercised, waiving any terms or conditions applicable to any Award and, subject to Article 15, adopting modifications and amendments, or subplans to this Plan (as described in Section 18.5) or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.

3.3       Delegation. The Administrator may delegate to one or more of its members or to one or more officers of the Company or Affiliates, any of its duties or powers as it may deem advisable; provided, however, that the Administrator may not delegate any of its non-administrative powers to any such officer for Awards granted to a Participant who is considered to be an Executive Officer, a Non-Employee Director or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act; and provided further, that the member(s) or officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted under the authority delegated under this Section 3.3. Subject to the terms of the previous sentence, the Administrator may delegate to any individual(s) such administrative duties or powers as it may deem advisable.

Article 4.

Shares Subject to this Plan and Maximum Awards

4.1       Number of Shares Available for Awards.

(a)              BASIC LIMITATION. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares. Subject to adjustment as provided in Section 4.2, the maximum number of Shares available for issuance to Participants under this Plan shall be three million (3,000,000) (such total number of Shares, including such adjustment, the “Total Share Authorization”).

(b)              SHARE COUNT. The total number of Shares subject to SARs that are exercised and settled in Shares, and the total number of Shares subject to Options that are exercised, shall be counted in full against the number of Shares available for issuance under this Plan, regardless of the number of Shares actually issued upon settlement of the SARs or Options. If Awards are settled in cash, the Shares that would have been delivered had there been no cash settlement shall not be counted against the Shares available for issuance under this Plan. Except as provided in the next sentence, Shares that are subject to Awards that are forfeited, are terminated, fail to vest or for any other reason are not paid or delivered, shall again become available for Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Option or SAR, as well as any Shares exchanged by a Participant or withheld by the Company or an Affiliate to satisfy the tax withholding obligations related to any Option or SAR, shall not be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award other than an Option or SAR, as well as any Shares exchanged by a Participant or withheld by the Company or an Affiliate to satisfy the tax withholding obligations related to any Award other than an Option or SAR, shall be available for subsequent Awards under this Plan.

(c)              SHARE LIMITS. The maximum aggregate number of Shares that may be granted in the form of Nonqualified Stock Options shall be equal to the Total Share Authorization. The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be three million (3,000,000). This Plan limits the Awards granted under this Plan to the Total Share Authorization, which may be granted in any one or combination of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards (capped at the grant date fair value of the cumulative number of Shares remaining available for issuance to Participants under this Plan), or Stock-Based Awards; provided that, the cumulative effective dilution of the issued and outstanding Shares by reason of Awards granting an equity interest (or a potential right to an equity interest) in the Company granted in any two-year period shall be capped at three percent (3%).

(d)              RESERVATION OF SHARES. The Company shall at all times reserve a number of Shares sufficient to cover the Company’s obligations and contingent obligations to deliver Shares with respect to Awards then outstanding under this Plan (exclusive of (i) any Awards payable in cash and (ii) any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash).

4.2       Equitable Adjustments. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Administrator, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, the Award Limits, and any other value determinations applicable to outstanding Awards or to this Plan provided that any such substitution or adjustment with respect to an ISO is made in accordance with Section 424(h) of the Code. The Administrator, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 14 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available under this Plan, the Administrator may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction on such terms and conditions as it may deem appropriate. Additionally, the Administrator may amend this Plan, or adopt supplements to this Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.

Article 5.

Eligibility and Participation

5.1       Eligibility. Individuals eligible to participate in this Plan include all Employees and Non-Employee Directors.

5.2       Actual Participation. Subject to the terms and provisions of this Plan, the Administrator may from time to time, select from all eligible Employees and Non-Employee Directors, those to whom Awards shall be granted and shall determine in its sole discretion, the nature, terms, and amount of each Award.

Article 6.

Stock Options

6.1       Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and on such terms, and at any time and from time to time as shall be determined by the Administrator; provided, however, that ISOs may be granted only to Employees (as permitted under Code Section 422). Notwithstanding the foregoing, no ISOs may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, and (b) the Effective Date.

6.2       Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions on which an Option shall become vested and exercisable, and any such other provisions as the Administrator shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3       Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Administrator and shall be specified in the Award Agreement, but in no event shall the Option Price be less than the FMV of a Share on the date of grant.

6.4       Duration of Options. Each Option granted to a Participant shall expire at such time as the Administrator shall determine at the time of grant; provided, however, no Option shall be exercisable later than the fifth (5th) anniversary of the date of its grant.

6.5       Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6       Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Administrator, or by complying with any alternative procedures which may be authorized by the Administrator, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price on exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price; (c) by a combination of (a) and (b); (d) subject to such requirements as may be imposed by the Administrator, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased; or (e) by any other method approved or accepted by the Administrator in its sole discretion subject to such rules and regulations as the Administrator may establish. Unless otherwise determined or accepted by the Administrator, all payments in cash shall be paid in United States dollars.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment (including satisfaction of any applicable tax withholding requirements), the Administrator shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based on the number of Shares purchased under the Option(s), net of any Shares sold in a broker assisted transaction to satisfy the purchase price for the Shares being purchased and net of any Shares withheld to satisfy tax withholding obligations.

6.7       Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired under the exercise of an Option granted under this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired under exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market on which such Shares are listed and/or traded.

6.8       Termination of Employment or Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued under this Article 6, and may reflect distinctions based on the reasons for termination.

6.9       Nontransferability of Options.

(a)       INCENTIVE STOCK OPTIONS. No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b)       NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant’s Award Agreement at the time of grant, or thereafter by the Administrator, NQSOs granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order (as defined under Section 414(p) of the Code) or to a trust of which the Participant is and remains the sole beneficiary for his lifetime. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Administrator, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the Participant’s lifetime only by such Participant or, in the case of NQSOs transferred pursuant to a qualified domestic relations order, a Participant’s former spouse.

6.10     Notification of Disqualifying Disposition. The Participant will notify the Company on the disposition of Shares issued under the exercise of an ISO. The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11     $100,000 Annual Limit on ISOs. Notwithstanding any contrary provision in this Plan, to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any single calendar year (under this Plan and any other stock option plans of the Company and Affiliates) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Nonqualified Stock Option, but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.

6.12     ISO Grants to 10% Stockholders. Notwithstanding any contrary provision in this Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Option Price shall be at least one hundred and ten percent (110%) of the FMV of a Share on the date of grant.

6.13     Dividends and Dividend Equivalents. In no event shall dividends or dividend equivalents be granted alone or in conjunction with any Option under this Plan.

Article 7.

Stock Appreciation Rights

7.1       Grant of SARs. Subject to the terms and provisions of this Plan, SARs may be granted to Participants at any time and from time to time and on such terms as shall be determined by the Administrator. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Administrator and shall be specified in the Award Agreement, but in no event shall the Grant Price be less than the FMV of a Share on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2       SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Administrator shall determine.

7.3       Term of SAR. The term of a SAR granted under this Plan shall be determined by the Administrator, in its sole discretion, and specified in the SAR Award Agreement; provided, however, no SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

7.4       Exercise of Freestanding SARs. Freestanding SARs may be exercised on whatever terms and conditions the Administrator, in its sole discretion, imposes.

7.5       Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option on the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6       Payment of SAR Amount. On the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)       The difference between the FMV of a Share on the date of exercise over the Grant Price; by

(b)       The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment on SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR), in some combination thereof, or in any other form approved by the Administrator at its sole discretion. The Administrator’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR or reserved for later determination by the Administrator.

7.7       Termination of Employment or Service. Each Award Agreement shall set forth provisions relating to the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued under this Plan, and may reflect distinctions based on the reasons for termination.

7.8       Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Administrator, a SAR granted under this Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or, only in the case of SARs that are in tandem with NQSOs, pursuant to a qualified domestic relations order (as defined under Section 414(p) of the Code). Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Administrator, all SARs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant or, in the case of SARs in tandem with NQSOs transferred pursuant to a qualified domestic relations order, a Participant’s former spouse.

7.9       Other Restrictions. Without limiting the generality of any other provision of this Plan, the Administrator may impose such other conditions and/or restrictions on any Shares received on exercise of a SAR granted under this Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received on exercise of a SAR for a specified period of time.

7.10     Dividends and Dividend Equivalents. In no event shall dividends or dividend equivalents be granted alone or in conjunction with any SAR under this Plan.

Article 8.

Restricted Stock and Restricted Stock Units

8.1       Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and on such terms as the Administrator shall determine.

8.2       Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Administrator shall determine.

8.3       Nontransferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or on earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Administrator. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Administrator.

8.4       Other Restrictions. The Administrator shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted under this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based on the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market on which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company on vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Administrator and subject to Section 18.6, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Administrator, in its sole discretion, shall determine.

8.5       Certificate Legend. In addition to any legends placed on certificates under Section 8.4, each certificate representing Shares of Restricted Stock granted under this Plan may bear a legend such as the following:

The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Empire Petroleum Corporation 2021 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Empire Petroleum Corporation.

8.6       Voting Rights. To the extent provided by the Administrator in the Award Agreement, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7       Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units may, if the Administrator so determines and provides in the Participant’s Award Agreement, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Administrator in its sole discretion; provided, however, that all such dividends and dividend equivalents shall be subject to the same vesting, forfeiture restrictions and/or performance criteria applicable to the related Shares of Restricted Stock or Restricted Stock Units, and a Participant shall only be entitled to receive an amount in respect of dividends or dividend equivalents paid on Restricted Stock or Restricted Stock Units in the event and to the extent that such vesting conditions and/or performance criteria have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed. The Administrator may apply any restrictions to the dividends or dividend equivalents that the Administrator deems appropriate. The Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units.

8.8       Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right or obligation to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or service with the Company or Affiliates. These provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued under this Plan, and may reflect distinctions based on the reasons for termination.

8.9       Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV), in some combination thereof, or in any other form determined by the Administrator at its sole discretion. The Administrator’s determination regarding the form of payout shall be set forth in the Award Agreement pertaining to the grant of the Restricted Stock Unit or reserved for later determination by the Administrator.

Article 9.

Performance Shares and Performance Units

9.1       Grant of Performance Shares and Performance Units. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and on such terms as the Administrator shall determine.

9.2       Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. Each Performance Unit shall have an initial value that is established by the Administrator at the time of grant which shall in no event be less than the FMV of a Share. The Administrator shall set performance criteria for a Performance Period in its sole discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Administrator and documented in the Award Agreement the value and/or number of Performance Shares or Performance Units that will be paid to the Participant and whether a Participant shall be entitled to receive the value equivalent to any dividends paid during the Performance Period on the number of Shares that equals the Performance Shares or Performance Units granted to a Participant; provided, however, that a Participant shall only be entitled to receive an amount in respect of dividends paid on Shares to the extent the underlying Performance Shares/Performance Units have been earned by achievement of the corresponding performance criteria.

9.3       Earning of Performance Shares and Performance Units. Subject to the terms and provisions of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received under such Award for a specified period of time.

9.4       Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Administrator and as evidenced in the Award Agreement. Subject to the terms and provisions of this Plan, the Administrator, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units and, if applicable, the value equivalent of any dividends paid in respect thereof, at the close of the applicable Performance Period or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The determination of the Administrator with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.

9.5       Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant’s employment or service with the Company or an Affiliate. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares/Performance Units issued under this Plan, and may reflect distinctions based on the reasons for termination.

9.6       Nontransferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Administrator, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined under Section 414(p) of the Code).

Article 10.

Cash-Based Awards and Stock-Based Awards

10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and on such terms as the Administrator may determine.

10.2    Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Administrator. For each Cash-Based Award, the Administrator may establish performance criteria in its discretion. If the Administrator exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Administrator, to the extent to which the performance criteria are met.

10.3    Payment in Consideration of Cash-Based Awards. Subject to the terms and provisions of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of a Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

10.4    Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Administrator. Subject to the terms and provisions of this Plan, the Administrator, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined by the Administrator). Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The determination of the Administrator with respect to the form and timing of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination by the Administrator.

10.5    Stock-Based Awards. The Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of this Plan (including, subject to Section 18.15, the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Administrator shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.6    Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment or service with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued under this Plan, and may reflect distinctions based on the reasons for termination.

10.7    Nontransferability of Cash-Based Awards and Stock-Based Awards. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Administrator, Cash-Based Awards and Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined under Section 414(p) of the Code).

10.8.   Dividends and Other Distributions. During the Period of Restriction, Participants holding Stock-Based Awards or Cash-Based Awards payable in the form of Shares may, if the Administrator so determines and provides in the Participant’s Award Agreement, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Administrator in its sole discretion; provided, however, that all such dividends and dividend equivalents shall be subject to the same vesting, forfeiture restrictions and/or performance criteria applicable to such related Stock-Based Award or Cash-Based Award, and a Participant shall only be entitled to receive an amount in respect of dividends or dividend equivalents paid on such Stock-Based Award or Cash-Based Award in the event and to the extent that such vesting conditions and/or performance criteria have been satisfied or achieved and any forfeiture restrictions have been satisfied and removed. The Administrator may apply any restrictions to the dividends or dividend equivalents that the Administrator deems appropriate. The Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

Article 11.

Performance Measures

Notwithstanding any other terms of this Plan, the vesting, payment, or value (as determined by the Administrator) of each Award that, at the time of grant, the Administrator intends to be Performance-Based Compensation shall be determined by the attainment of one or more Performance Goals as determined by the Administrator. The Administrator shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards prior to the period to which the Performance Goal(s) relate(s) or at such later date as determined by the Administrator in its sole discretion, provided that the outcome of such Performance Goal(s) is substantially uncertain. In no case may the Administrator increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Administrator may retain the discretion to reduce the value below such maximum.

The Performance Goal(s) on which the payment or vesting of an Award shall be based on one or more of the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);
(b)	Earnings per share;
(c)	Net operating profit;
(d)	Operating income;
(e)	Operating income per share;
(f)	Return measures (including, but not limited to, return on assets, return on capital, return on invested capital and return on equity, sales or revenue);
(g)	Cash flow (including, but not limited to, operating cash flow, free cash flow, free cash flow margin and cash flow return on capital or investments);
(h)	Earnings before or after taxes, interest, depreciation, and/or amortization and impairment of intangible assets;
(i)	Margins (including, but not limited to, gross or operating margins);
(j)	Share price (including, but not limited to, growth measures and total stockholder return);
(k)	Working capital targets;
(l)	Revenue or sales growth or growth in backlog;
(m)	Net asset value or growth of assets;
(n)	Productivity ratios;
(o)	Expense targets;
(p)	Reserve value;
(q)	Production volumes;

(r)	Reserve addition or replacement;
(s)	Finding and development costs;
(t)	Acreage leased;
(u)	Addition of new plays;
(v)	Addition of new geographic areas;
(w)	Operating efficiency;
(x)	Customer satisfaction;
(y)	Employee satisfaction;
(z)	Measures of health, safety or environment;
(aa)	Market share;
(bb)	Credit quality (including, but not limited to, days sales outstanding);
(cc)	Economic value added;
(dd)	Price earnings ratio;
(ee)	Improvements in capital structure;
(ff)	Compliance with laws, regulations and policies; and
(gg)	Such other measurers selected or defined by the Administrator at the time such Performance Measures are established.

Any Performance Measure(s) may be used to measure the performance of the Company and/or Affiliate as a whole or any business unit of the Company and/or Affiliate or any combination thereof, as the Administrator may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. In the Award Agreement, the Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goal(s).

The Administrator may provide in any Award Agreement that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) impairment or asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in applicable accounting standards and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report on Form 10-K for the applicable year; (f) items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; (g) acquisitions or divestitures; (h) foreign exchange gains and losses; and (i) unrealized gains or losses with respect to hedging obligations.

Article 12.

Beneficiary Designation

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under this Plan in the event of the Participant’s death. A Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Administrator by using forms and following procedures approved or accepted by the Administrator for that purpose. If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under this Plan at the Participant’s death the beneficiary shall be the Participant’s estate.

Notwithstanding the foregoing, the Administrator may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

Article 13.

Rights of Participants

13.1     Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or other service relationship at any time, nor confer on any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms and provisions of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Administrator without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.

For purposes of this Plan, unless otherwise provided by the Administrator, transfer of employment of an Employee between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Administrator may stipulate in an Employee’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate, if any, shall not be deemed a termination of employment for purposes of an Award.

13.2     Participation. No Employee shall have the right to be selected to receive an Award. No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

13.3     Rights as a Stockholder. Except to the extent otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 14.

Change of Control

(a)       ALTERNATIVE AWARDS. In the event of a Change of Control, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Administrator reasonably determines in good faith before the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Article 17; provided that any such Alternative Award must:

(i)      Be based on stock which is traded on an established U.S. securities market, or that the Administrator reasonably believes will be so traded within sixty (60) days after the Change of Control;

(ii)     Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(iii)    Have at least substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(iv)    Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated not for Cause or terminated by the Participant for Good Reason within two (2) years following the Change in Control, any conditions on a Participant’s rights under, or any restrictions on transfer, exercisability, vesting or target payout opportunities applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

(b)       ACCELERATED VESTING AND PAYMENT. Unless otherwise provided for in the Award Agreement, in the event of a Change of Control, if the Administrator reasonably determines in good faith before the occurrence of a Change of Control that any Award shall not be honored or assumed and that an Alternative Award meeting the conditions of clauses (i) through (iv) in Article 14(a) above shall not be provided by any successor, unless otherwise specifically prohibited under law or by the rules and regulations of a national security exchange:

(i)      Any and all Options and SARs granted under this Plan shall become immediately exercisable;

(ii)     Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately payable;

(iii)    The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares (including, but not limited to, Awards intended to be Performance-Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control:

(A)       The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

(B)       Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

(iv)    On a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Administrator shall immediately vest and pay out all Cash-Based Awards and Other Stock-Based Awards as determined by the Administrator.

Article 15.

Amendment, Modification, Suspension, and Termination

15.1     Amendment, Modification, Suspension, and Termination. The Administrator may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan in whole or in part; provided however, that:

(a)       Without the prior approval of the Company’s stockholders and except as provided in Section 4.2, Options and SARs issued under this Plan will not be repriced, replaced or regranted (i) through cancellation, whether in exchange for cash or another type of award, (ii) by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR or (iii) by replacing a previously granted Option or SAR with a new Option with a lower Option Price or a new SAR with a lower Grant Price.

(b)       To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation, or exchange requirement.

15.2     Adjustment of Awards on the Occurrence of Certain Unusual or Nonrecurring Events. The Administrator may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

15.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, suspension, or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

Article 16.

Withholding Taxes

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). The obligations of the Company under this Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, however, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) by delivering already owned unrestricted Shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations as determined by the Company (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted Shares shall be valued at their FMV on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.

Article 17.

Successors

Any obligations of the Company or an Affiliate under this Plan with respect to Awards granted under this Plan, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

Article 18.

General Provisions

18.1     Forfeiture Events. Without limiting in any way the generality of the Administrator’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment on the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other obligation (by agreement or otherwise) that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

This Plan is subject to any written clawback policies the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s rights and benefits under this Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material non-compliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

18.2     Legend. The certificates for Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer of such Shares.

18.3     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan before:

(a)       Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)       Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.4     Investment Representations. The Administrator may require each Participant, as a condition to the receipt of Shares under an Award under this Plan, to represent and warrant in good faith and in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

18.5     Employees Based Outside of the United States. Without limiting in any way the generality of the Administrator’s powers under this Plan, including, but not limited to, the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees, the Administrator, in its sole discretion, shall have the power and authority, notwithstanding any provision of this Plan to the contrary, to:

(a)       Determine which Affiliates shall be covered by this Plan;

(b)       Determine which Employees outside the United States are eligible to participate in this Plan;

(c)       Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)       Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 18.5 by the Administrator shall be attached to this Plan document as appendices; and

(e)       Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the foregoing, the Administrator may not take any actions under this Plan and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

18.6     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

18.7     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken under its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate signs an Award Agreement instead of the Company, the Award shall be a general, unsecured obligation of the Affiliate and not an obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made under this Plan shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan. This Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

18.8     No Fractional Shares. No fractional Shares shall be issued or delivered under this Plan or any Award Agreement. In such an instance, unless the Administrator determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated. The Administrator may pay cash in lieu of any fractional Shares in settlement of Awards under the Plan.

18.9     Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights under any such other plan, policy, program, or arrangement.

18.10   No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

18.11   Six-Month Delay for Specified Employees. Notwithstanding any provision in this Plan to the contrary, if the payment of any benefit herein would be subject to additional taxes and interest under Code Section 409A because the timing of such payment is not delayed as provided in Code Section 409A for a “specified employee” (within the meaning of Code Section 409A), then if a Participant is a “specified employee,” any such payment that the Participant would otherwise be entitled to receive during the first six months following a “separation from service” (as defined in Code Section 409A) shall be accumulated and paid or provided, as applicable, within ten (10) days after the date that is six months following such separation from service, or such earlier date upon which such amount can be paid or provided under Code Section 409A without being subject to such additional taxes and interest imposed pursuant to Code Section 409A and related provisions of the Code.

18.12   Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Code Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Code Section 409A and the payment thereof prior to a “separation from service” would violate Code Section 409A. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “retirement,” “termination,” “termination of employment,” “termination for Good Reason,” or like terms shall mean “separation from service.”

18.13   Section 457A. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 457A of the Code (“Section 457A”) and all regulations, guidance, compliance programs and other interpretative authority thereunder, such that there are no adverse tax consequences, interest or penalties as a result of the Awards. Notwithstanding the Company’s intention, in the event any Award is subject to Section 457A, the Administrator may, in its sole discretion and without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt this Plan and/or any Award from the application of Section 457A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

18.14   Compliance with Code Section 409A. It is intended that the Awards granted under this Plan shall be exempt from, or in compliance with, Code Section 409A. This Plan is intended to comply with Code Section 409A only if and to the extent applicable. In this respect, any ambiguous provision will be construed in a manner that is compliant with or exempt from the application of Code Section 409A. To the extent that an Award, issuance and/or payment is subject to Code Section 409A, it shall be awarded, issued and paid in a manner that will comply with Code Section 409A, as determined by the Administrator. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Code Section 409A.

If any provision of this Plan (or of any Award) would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall, after consultation with the Participant, reform such provision to comply with Code Section 409A to the extent permitted under Code Section 409A; provided, however, the Company agrees to maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

18.15   Minimum and Maximum Vesting. No Award shall become vested and exercisable sooner than one (1) year or later than five (5) years after the date of the grant; provided, however, the Administrator shall have discretion based upon the applicable circumstances of and/or hardship to the Participant to provide for the earlier vesting and exercisability of such Award in the event of retirement, death or disability of the Participant, involuntary termination of the Participant not for Cause or termination by the Participant for Good Reason.

18.16   Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Article 19.

Legal Construction

19.1     Gender And Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3     Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under this Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.4     Governing Law. This Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.